EXHIBIT 32.1


                        CERTIFICATION OF PERIODIC REPORT


I, Hanwook Bae, President of MB Tech, Inc. (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

- The Form 10-QSB for the quarterly period ended September 30, 2005 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

- The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 15, 2005


/s/ Hanwook Bae
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Hanwook Bae
President/Director